UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 16, 2020

Regional Health Properties, Inc.

(Exact Name of Registrant as Specified in Charter)

Georgia	001-33135	81-5166048
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

454 Satellite Boulevard, NW

Suite 100

Suwanee, Georgia 30024

(Address of Principal Executive Offices, and Zip Code)

(678) 869-5116

(Registrant’s telephone number, including area code)

Not applicable.

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	RHE	NYSE American
10.875% Series A Cumulative Redeemable Preferred Stock, no par value	RHE-PA	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 16, 2020, at the 2020 Annual Meeting of Shareholders (the “Annual Meeting”) of Regional Health Properties, Inc. (the “Company”), the Company’s shareholders approved the Regional Health Properties, Inc. 2020 Equity Incentive Plan (the “2020 Plan”). On November 4, 2020, the Company’s Board of Directors (“Board”) adopted, subject to shareholder approval, the 2020 Plan.

A description of the material terms of the 2020 Plan is set forth under “Proposal 2: Approval of the Regional Health Properties, Inc. 2020 Equity Incentive Plan” in the Company’s definitive proxy statement for the Annual Meeting, filed with the Securities and Exchange Commission on November 5, 2020 (the “Proxy Statement”), which description is incorporated herein by reference. Such description is qualified in its entirety by reference to the 2020 Plan, a copy of which is filed as Appendix A to the Proxy Statement and Exhibit 99.1 to this Current Report on Form 8-K.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On December 16, 2020, the Company held the Annual Meeting at Sonesta Gwinnett Place Atlanta, located at 1775 Pleasant Hill Road, Duluth, Georgia at 10:00 a.m. Following is a summary of the proposals that were submitted to the shareholders of the Company’s common stock for approval at the Annual Meeting and a tabulation of the votes with respect to each proposal. Each proposal is further described in the Company’s Notice of 2020 Annual Meeting of Shareholders with respect to the Annual Meeting and the Proxy Statement.

Proposal 1. To elect the four director nominees named in the Proxy Statement to serve until the 2021 Annual Meeting of Shareholders and until their successors are elected and qualified, or until their earlier death, resignation or removal.

Shareholders elected the following four individuals to the Board to serve until the 2021 Annual Meeting of Shareholders and until their successors are elected and qualified, or until their earlier death, resignation or removal.  The voting results were as follows:

	FOR	WITHOLD	BROKER NON-VOTES
Michael J. Fox	222,249	17,697	808,707
Brent Morrison	220,815	19,131	808,707
Kenneth W. Taylor	226,623	13,323	808,707
David A. Tenwick	218,520	21,426	808,707

Proposal 2. To approve the 2020 Plan.

The shareholders approved the 2020 Plan. The voting results were as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
214,270	18,185	7,491	808,707

Proposal 3. To ratify the appointment of Cherry Bekaert LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2020.

The shareholders ratified the appointment of Cherry Bekaert LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2020. The voting results were as follows:

FOR	AGAINST	ABSTAIN
1,003,329	38,466	6,858

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit 99.1 Regional Health Properties, Inc. 2020 Equity Incentive Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	December 17, 2020	REGIONAL HEALTH PROPERTIES, INC.

/s/ Brent Morrison
Brent Morrison
Chief Executive Officer and President

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